AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT (the “Amendment No. 1”), is entered into as of December 22, 2014 by and between Third Point Reinsurance Ltd., a Bermuda company (the “Company”), and John Berger (the “Executive”).
WHEREAS, the Company and the Executive entered into a certain Employment Agreement dated as of December 22, 2011 (the “Employment Agreement”); and
WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given by each party to this Amendment No. 1 to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend and restate the Employment Agreement on the terms set forth below;
NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Section 1, Employment Term, of the Employment Agreement shall be amended to read as follows:
“1. Employment Term. Except for earlier termination as provided for in Section 5 hereof, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, subject to the terms and provisions of this Agreement, for the period commencing on December 22, 2014 (the “Effective Date”) and ending on the third anniversary of such date (the “Employment Term”); provided that on the third anniversary of the Effective Date, and on each anniversary of the Effective Date thereafter, the Employment Term shall be extended for an additional year, unless either the Executive or the Company shall have given notice at least 90 days prior to such anniversary not to extend the Employment Term.”
2.     The parties hereto agree that except as specifically set forth in this Amendment No. 1, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to Employment Agreement to be executed, and the Executive has hereunto set his hand, in each case effective as of the day and year first above written.
THIRD POINT REINSURANCE LTD.
THIRD POINT REINSURANCE LTD.
By: /s/ Steve Fass
Name: Steve Fass
Title: Director

By: /s/ Tonya L. Marshall
Name: Tonya L. Marshall
Title: EVP, General Counsel & Secretary

EXECUTIVE
/s/ John Berger
________________________________________
John Berger